                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 333-02027) of Trimedyne, Inc. of our report dated January 3, 2001 appearing on page F-2 of this Form 10-KSB.

                                           /s/ McKennon, Wilson & Morgan, LLP
Irvine, CA
January 12, 2001